UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05299

T. Rowe Price Science & Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Science & Technology Fund	June 30, 2021
PRSCX	Investor Class
PASTX	Advisor Class
TSNIX	I Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND

HIGHLIGHTS

■

The Science & Technology Fund returned 15.86% in the first half of 2021, topping its peer group, as represented by the Lipper Science & Technology Funds Index, as well as the S&P 500 Index, a proxy for the broader market.

■	Many of our best performers were internet and software companies that we added to during the period.

■	We believe that the internet subsector, the portfolio’s largest weighting, offers many attractive opportunities.

■	We remain disciplined in our valuation analysis and are being especially selective among the highest-valuation software companies.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global stock markets produced strong returns during the first half of 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the reopening of developed market economies, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.

All major global and regional equity benchmarks recorded positive results during the period. Developed market stocks generally outperformed emerging markets, while in the U.S., small-cap equities outpaced large-caps and value performed better than growth. The large-cap S&P 500 Index returned 15% and finished the period at a record high. The energy sector, which was the worst performer in 2020, was the leader for the six-month period amid a sharp increase in oil prices. Financial stocks also produced strong results as banks benefited from an increase in long-term interest rates, while the real estate sector was helped by a rollback in many pandemic-related restrictions. Utilities underperformed with slight gains.

Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the $1.9 trillion American Rescue Plan Act into law in March, and the Federal Reserve kept its short-term lending rates near zero. However, as a result of strong economic growth, central bank policymakers revised their outlook in a somewhat less dovish direction near the end of the period and indicated that rate hikes could commence in 2023, which was earlier than previously expected.

The economic recovery was evident in a variety of indicators. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020. Weekly jobless claims declined throughout the period to new pandemic-era lows, although the monthly nonfarm payroll report disappointed at times as employers struggled to fill positions. Meanwhile, overall profits for companies in the S&P 500 rose by nearly 53% year over year in the first quarter, according to FactSet—the best showing since late 2009.

However, less favorably, inflation concerns led to some volatility in the equity market and caused a sharp rise in longer-term Treasury yields in the first quarter. (Bond prices and yields move in opposite directions.) While inflation measures were above the Fed’s 2% long-term inflation target toward the end of our reporting period—core consumer prices, for example, recorded their largest annual increase (3.8%) since 1992 in May—investors seemed to accept the Fed’s determination that rising price pressures were due to transitory factors arising from the reopening of the global economy.

Longer-term Treasury yields trended lower as inflation expectations began to wane later in the period, but they still finished significantly higher than they were at the end of 2020. Rising yields were a headwind for many fixed income investors; however, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.

As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and, in some areas, there are clear signs of speculation. That said, a transformed global economic landscape is generating potential opportunities as well as risks. Post-pandemic trends have the potential to create both winners and losers, giving active portfolio managers greater scope to seek excess returns. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital appreciation.

FUND COMMENTARY

How did the fund perform in the past six months?

The Science & Technology Fund returned 15.86% in the first half of 2021. The fund outpaced the Lipper Science & Technology Funds Index by 183 basis points and outperformed the S&P 500 Index by 61 basis points. (Returns for the fund’s Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Despite considerable turbulence, particularly for high-valuation stocks, technology stocks rose strongly in the first half of 2021. These gains slightly lagged the broader market but were impressive in the context of the sector’s dramatic outperformance in recent years. In important ways, the technology sector and technology-centric businesses have benefited from the effects of the coronavirus pandemic. Remote work has been the dominant model for most companies resulting in greater demand for cloud technologies, particularly those supporting remote collaboration. People have also been spending more time playing video games, watching shows, and using social networks. The closure of and limitations for physical stores has sharply accelerated the move of businesses and commerce online and driven dramatic growth for many online businesses, including DoorDash, Etsy, and Wayfair. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.) Zoom, which became a ubiquitous verb in both business and consumer lexicon, has seen a quintupling of its revenue.

While the pandemic seems to be receding—albeit unevenly—on the back of widespread vaccinations in many countries, technology stocks remained highly sensitive to ever-shifting investor expectations during the period. The fastest growers, many of which were cloud software stocks, ended the period markedly more expensive than they were before the pandemic began. On the other hand, investors spurned many stocks that have been negatively affected by the pandemic. Two examples were Trip.com and Booking Holdings, both of which have been undermined by the dearth of cross-border travel. With a long-term view, we see opportunity in these online travel agencies.

Alphabet surged nearly 50% in the first half on a better-than-expected recovery in its online advertising business, rapid growth in Google Cloud, and improved operating margins. We built Alphabet into our largest position early in the pandemic when investors seemed to temporarily lose sight of its remarkable business qualities amid outsized fears over the impact of the pandemic on online advertising. Buying great businesses on sale—particularly when apparently driven by investor short-termism—is a winning strategy with the caveat that one must be accurate in identifying great businesses. We think our largest purchase in the first half was one such opportunity: Alibaba Group Holding. During the period, Alibaba, China’s clear leader in e-commerce and cloud computing, was buffeted by extreme investor negativity concerning competitive and regulatory developments. While we are closely monitoring these developments, Alibaba has durable competitive advantages within the massive markets it serves, which we think will enable it to sustain attractive growth for many years to come.

We initiated positions in Pinterest and Deliveroo, which we believe have become much more valuable businesses as a result of the pandemic’s lasting impact on consumer behavior. Pinterest saw accelerated user trends and a corresponding rapid rise in revenue via its unique business model. We believe Pinterest’s distinct appeal to consumers will continue to attract advertisers. This, in turn, may lead to even higher usage as ads have ostensibly enhanced users’ experiences on this platform given that people use it for collecting and discovering new ideas. Like many food delivery leaders, Deliveroo saw a sustained surge in orders while restaurants were closed, at least for indoor dining—including in its home market, the United Kingdom—and has seen continued encouraging trends even as most countries have reopened. We saw an opportunity following Deliveroo’s poorly received initial public offering (IPO), wherein its stock price fell sharply below its initial offering price. Food delivery peer DoorDash surged on its own IPO but then dropped to more appealing levels; we re-initiated a position and were quickly rewarded. DeliveryHero continued to be our largest position in the food delivery space. In our view, it has established a defensible leadership position in most countries it operates.

We found merit in a select number of technology stocks selling at lower valuations that were either severely underappreciated by the market or businesses that were notably improving. Consumer security software providers NortonLifeLock and McAfee both surged on better-than-expected growth and favorable strategic developments.

The Big Five U.S.-based technology companies added further to their already unprecedented size, with the combined market caps of Alphabet, Apple, Amazon.com, Facebook, and Microsoft now approaching USD 10 trillion. Among these, we maintained sizable positions in Alphabet, Facebook, Microsoft, and Amazon.com, all of which outpaced Apple, which we did not hold during the period.

How is the fund positioned?

The year 2020 was defined by the coronavirus pandemic and the personal and societal devastation it wrought in communities worldwide. This year has brought more of the same but with much cause for optimism as vaccines have shown impressive efficacy and, in many countries, a large portion of the populace has been vaccinated. Nevertheless, the rapid spread of the delta variant of COVID-19 is extending the pandemic’s reign, delaying a return to complete normalcy, and creating new concerns for the future. For technology stocks, these recent uncertainties have largely reestablished last year’s dominant construct, whereby those stocks benefiting from the coronavirus pandemic have sustained extremely high valuations and those undermined by the pandemic have sunken back, after a brief period of investor enthusiasm, to their out-of-favor status.

Given our long-term horizon, we are predominantly focused on discerning what impacts of the coronavirus pandemic will prove lasting, both for secular trends and for specific companies. And we see notable opportunities in apparent inefficiencies in the market as investors try to account for the unprecedented and uncertain dynamics at play. For some key holdings, including Zoom Video Communications and Zalando, we think the market has, at times, either underappreciated the durability of their revenue growth or overestimated their advantages in a work-from-home environment. For others, such as the online travel agencies highlighted earlier, we think the eventual recovery will prove current valuations unduly low. In addition, we see opportunity in valuation dislocations in several stocks, including Citrix, the long-standing provider of desktop and application virtualization, and Pure Storage, an innovative provider of all-flash storage systems.

Internet remained the dominant area represented in the portfolio, albeit with stock performance driving a number of substantial changes in recent months. Most consequentially, we actively added to Alibaba and Amazon on weakness and moderated our large position in Alphabet. We continue to see internet as having the most attractively valued growth businesses. However, we remained highly selective in software, particularly among high-growth stocks, preferring customer relationship management leader Salesforce.com and Zoom. Additionally, we built a sizable position in cloud-based human resources and financials software pioneer Workday. Given its track record for innovation, strong competitive position, and large market opportunity, we believe the company should produce durable, long-term growth.

What is portfolio management’s outlook?

As discussed here and in previous letters, technology stocks have enjoyed a near-unprecedented run in recent years. The acceleration in technology trends driven by the coronavirus pandemic extended and amplified that run but has left many high growers trading at exceedingly demanding valuations. While this makes for fewer opportunities, we believe that the volatility and uncertainty around the trajectory and enduring impacts of the pandemic are providing a sizable and widely varying set of opportunities.

From the largest to the smallest positions in the portfolio, our holdings continue to be informed by in-depth fundamental research and a collaborative assessment of the business prospects and investment profile. With a concentrated portfolio, a combination of growth and valuation-driven holdings, and continued rigorous approach to business risks and valuation analysis, I believe we’re well positioned for most scenarios that may unfold for technology stocks in the next few years.

During this period of global disruption and elevated professional and personal demands, I’ve benefited from the consistently rigorous and insightful work of our team of technology analysts. I’m grateful to them for their steadfast efforts to get to the right answers on key dynamics for the stocks they cover and the industry trends that are so determinative of technology’s rapid cycle of value creation and destruction. We remain dedicated to helping you achieve your goals. Thank you for your continued trust and support.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund. Because the fund invests significantly in science and technology companies, the fund may perform poorly during a downturn in those industries. Science and technology companies can be adversely affected by, among other things, intense competition, government regulation, earnings disappointments, dependency on patent protection, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: ©2020, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/21
Salesforce.com	5.7%
Amazon.com	5.6
Zalando	5.5
Alibaba Group Holding	5.3
Microsoft	5.2
Trip.com	5.0
Citrix Systems	4.2
Alphabet	4.1
Facebook	3.9
Zoom Video Communications	3.7
Pure Storage	2.9
Booking Holdings	2.8
Etsy	2.7
Xilinx	2.6
Micron Technology	2.5
Mail.Ru	2.4
Delivery Hero	2.1
Samsung Electronics	2.1
Baidu	1.7
Qualcomm	1.6
Applied Materials	1.5
Visa	1.4
Pinterest	1.4
Naspers	1.4
Intuitive Surgical	1.2
Total	**78.5%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)		
COMMON STOCKS 93.9%		
CONSUMER/RETAIL 0.5%		
Consumer Brands 0.2%		
JAND, Class A, Acquisition Date: 3/9/18, Cost $10,321 (1)(2)(3)	656,699	16,109
		16,109
Consumer Services 0.3%		
Think & Learn, Acquisition Date: 12/23/20/ - 1/15/21, Cost $11,621 (INR) (1)(2)(3)	7,289	27,955
		27,955
Total Consumer/Retail		44,064
ENERGY 0.1%		
Energy 0.1%		
Array Technologies (2)	776,221	12,109
Total Energy		12,109
FINANCIAL SERVICES 1.4%		
Payments 1.4%		
Visa, Class A	640,700	149,808
Total Financial Services		149,808
HARDWARE 2.9%		
Enterprise Hardware 2.9%		
Pure Storage, Class A (2)(4)	15,280,788	298,434
Total Hardware		298,434
HEALTHCARE 1.2%		
Medical Devices & Equipment & Supplies 1.2%		
Intuitive Surgical (2)	136,386	125,426
Total Healthcare		125,426
INDUSTRIALS 0.1%		
Transportation Technology Services 0.1%		
Didi Global, Acquisition Date: 10/19/15, Cost $3,833 (2)(3)	139,768	7,510
Total Industrials		7,510
INTERNET 49.8%		
China Internet Media/Advertising 1.7%		
58.com (1)(2)	8,367,978	—
Baidu, ADR (2)	852,651	173,856
Kuaishou Technology (HKD) (2)(5)	208,200	5,236
		179,092

China Internet Retail 5.2%		
Alibaba Group Holding, ADR (2)	2,398,599	543,954
		543,954
China Internet Services 6.0%		
Kanzhun, ADR (2)	288,527	11,440
Tongcheng-Elong Holdings (HKD) (2)	36,941,600	92,452
Trip.com Group, ADR (2)	14,578,743	516,962
		620,854
Rest of World Internet Media/Advertising 2.4%		
Mail.Ru Group, GDR (2)	11,111,274	252,590
		252,590
Rest of World Internet Retail 7.5%		
boohoo Group (GBP) (2)	26,102,816	112,072
Coupang, Class A (2)(5)	245,520	10,268
Coupang, Class A, Acquisition Date: 1/9/15, Cost $6,146 (2)(3)	2,183,050	86,730
Zalando (EUR) (2)	4,724,431	571,372
		780,442
Rest of World Internet Services 4.2%		
Deliveroo (GBP) (2)(5)	20,524,762	81,583
Delivery Hero (EUR) (2)	1,628,669	215,190
Naspers, N Shares (ZAR)	679,710	143,315
		440,088
U.S. Internet Media/Advertising 9.5%		
Alphabet, Class C (2)	170,965	428,493
Facebook, Class A (2)	1,169,529	406,657
Pinterest, Class A (2)	1,890,200	149,231
		984,381
U.S. Internet Retail 9.3%		
Amazon.com (2)	167,414	575,931
Etsy (2)	1,343,833	276,615
Wayfair, Class A (2)(5)	348,973	110,174
		962,720
U.S. Internet Services 4.0%		
Booking Holdings (2)	133,726	292,604
DoorDash, Class A (2)	557,418	99,404
Maplebear DBA Instacart, Acquisition Date: 8/7/20, Cost $6,582 (1)(2)(3)	142,054	17,757
Maplebear DBA Instacart, Acquisition Date: 8/7/20, Cost $344 (1)(2)(3)	7,421	928
		410,693
Total Internet		5,174,814

IT SERVICES 1.1%		
IT Services 1.1%		
VeriSign (2)	264,132	60,140
Wix.com (2)	179,931	52,231
Total IT Services		112,371
MEDIA & ENTERTAINMENT 1.3%		
Live Entertainment 0.8%		
CTS Eventim (EUR) (2)	1,363,706	85,186
		85,186
Video Gaming 0.5%		
Epic Games, Acquisition Date: 6/18/20 - 3/29/21, Cost $36,798 (1)(2)(3)	55,791	49,375
		49,375
Total Media & Entertainment		134,561
SEMICONDUCTORS 10.3%		
Memory 4.6%		
Micron Technology (2)	3,044,007	258,680
Samsung Electronics (KRW)	2,993,507	214,293
		472,973
Processors 4.2%		
QUALCOMM	1,173,517	167,731
Xilinx	1,870,000	270,477
		438,208
Semiconductor Capital Equipment 1.5%		
Applied Materials	1,064,185	151,540
		151,540
Total Semiconductors		1,062,721
SOFTWARE 25.2%		
Back-Office Applications Software 2.2%		
Intuit	195,477	95,817
Legalzoom.com (2)	102,211	3,868
Workday, Class A (2)	525,156	125,376
		225,061
Collaboration and Productivity Software 5.2%		
Monday.com (2)	35,106	7,849
Slack Technologies, Class A (2)	1,113,500	49,328
TeamViewer (EUR) (2)	2,670,316	100,289
Zoom Video Communications, Class A (2)	982,138	380,117
		537,583

Front-Office Applications Software 5.7%		
salesforce.com (2)	2,414,268	589,733
		589,733
Industry-Specific Software 0.1%		
Procore Technologies (2)	61,124	5,804
		5,804
Infrastructure and Developer Tool Software 9.4%		
Citrix Systems	3,677,906	431,308
Microsoft	1,992,800	539,850
		971,158
Security Software 2.6%		
Fortinet (2)	399,070	95,055
McAfee, Class A	3,168,472	88,781
NortonLifeLock	2,832,559	77,102
SentinelOne, Class A (2)	258,216	10,974
		271,912
Total Software		2,601,251
Total Common Stocks (Cost $6,605,058)		**9,723,069**

CONVERTIBLE PREFERRED STOCKS 1.7%

CONSUMER/RETAIL 0.4%		
Consumer Brands 0.2%		
JAND, Series E, Acquisition Date: 3/9/18, Cost $12,732 (1)(2)(3)	810,105	19,872
		19,872
Consumer Services 0.2%		
Think & Learn, Series F, Acquisition Date: 12/23/20, Cost $14,605 (INR) (1)(2)(3)	4,539	17,408
		17,408
Total Consumer/Retail		37,280
INDUSTRIALS 0.7%		
Transportation Technology Services 0.7%		
GM Cruise Holdings, Class F, Acquisition Date: 5/7/19, Cost $21,889 (1)(2)(3)	1,199,400	31,604
Waymo, Series A-2, Acquisition Date: 5/8/20, Cost $25,611 (1)(2)(3)	298,258	27,357
Waymo, Series B-2, Acquisition Date: 6/11/21, Cost $9,877 (1)(2)(3)	107,687	9,877
Total Industrials		68,838

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Science & Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has three classes of shares: the Science & Technology Fund (Investor Class), the Science & Technology Fund–Advisor Class (Advisor Class), and the Science & Technology Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/ loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2021. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2021, totaled $69,504,000 for the six months ended June 30, 2021.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2021, the value of loaned securities was $74,819,000; the value of cash collateral and related investments was $78,508,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,762,340,000 and $3,903,379,000, respectively, for the six months ended June 30, 2021.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2021, the cost of investments for federal income tax purposes was $7,322,162,000. Net unrealized gain aggregated $3,105,799,000 at period-end, of which $3,250,428,000 related to appreciated investments and $144,629,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At June 30, 2021, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended June 30, 2021, expenses incurred pursuant to these service agreements were $35,000 for Price Associates; $1,806,000 for T. Rowe Price Services, Inc.; and $795,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2021, the fund was charged $52,000 for shareholder servicing costs related to the college savings plans, of which $34,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2021, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of June 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 121,891 shares of the I Class, representing less than 1% of the I Class's net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended June 30, 2021, this reimbursement amounted to $239,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the second quintile (Investor Class Expense Group, Expense Universe, and Advisor Class Expense Group), and the fund’s total expenses ranked in second quintile (Investor Class Expense Group) and first quintile (Expense Universe and Advisor Class Expense Group).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Science & Technology Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2021